Accounts and notes receivable, net (Tables)	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
Schedule of accounts and notes receivable, net
Accounts and notes receivable, net consist of the following at year end:

	2021	2020
Receivables from franchisees	$27,778	$45,427
Debit and credit card receivables	38,839	29,784
Delivery Sales Receivables	7,871	8,604
Meal voucher receivables	5,641	4,857
Notes receivable	2,593	6,163
Allowance for doubtful accounts	(542)	(586)
	$82,180	$94,249